UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Core Fixed Income Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Core Fixed Income Fund, Inc.

Annual Report
September 30, 2007

Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk and Secondly,
Capital Appreciation

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Managers	2

Performance and Portfolio Overview	4

Understanding and Comparing Your Fund’s Expenses	7

Portfolio of Investments	8

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Notes to FinancialStatements	18

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	32

Directors and Officers	33

Additional Fund Information	37

To The Shareholders

Your annual shareholder report for Seligman Core Fixed Income Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, financial statements, and portfolio of investments on September 30, 2007.

For the fiscal year ended September 30, 2007, Seligman Core Fixed Income Fund delivered a total return, based on the net asset value of Class A shares, of 4.2%. During the same period, the Fund’s peers, as represented by the Lipper Intermediate Investment-Grade Debt Funds Average, returned 4.1%, and the Lehman Brothers U.S. Universal Index returned 5.3%.

Thank you for your continued support of Seligman Core Fixed Income Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 26, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Francis L. Mustaro and J. Eric Misenheimer

Q.	How did Seligman Core Fixed Income Fund perform for the fiscal year ended September 30, 2007?

A.	For the fiscal year ended September 30, 2007, Seligman Core Fixed Income Fund posted a total return of 4.2%, based on the net asset value of Class A shares, slightly outperforming its peers, as measured by the Lipper Intermediate Investment-Grade Debt Funds Average, which delivered 4.1% for the period. The Fund’s benchmark, the Lehman Brothers U.S. Universal Index, returned 5.3% for the period.

The Lehman Brothers U.S. Universal Index is an index of bonds that are rated either investment grade or below investment grade. It became an appropriate benchmark for the Fund following amendments to the Fund’s principal investment strategies effective December 1, 2006 that gave the Fund the ability to invest a greater portion of its net assets in non-investment grade, high yield securities. Prior to the amendments, the appropriate benchmark against which to compare the Fund was the Lehman Brothers Government/Credit Index. Though the Fund is compared to its current benchmark for the entire fiscal year ended September 30, 2007, the comparison is more appropriate after December 1, 2006, rather than for the entire 12-month period ended September 30, 2007. For the period from December 1, 2006 through September 30, 2007, the Fund’s total return, based on the net asset value of Class A shares was 2.1%, compared with the Lehman Brothers U.S. Universal Index, which returned 3.1%.

Q.	What market conditions and economic events materially impacted the Fund during the period?

A.	The period under review presented a challenging environment for fixed income investors. Growing delinquencies and losses among segments of the sub-prime mortgage market affected collateralized debt obligations (CDOs), which were backed by similar subprime mortgages. A number of banks and broker dealers had accumulated large CDO positions, and they have been forced to report large realized and unrealized losses. At the same time, the rapid growth in leveraged lending to finance private equity corporate takeovers and recapitalizations came to a halt as high yield spreads widened significantly, and investors backed away from leveraged loans. The widespread reduction of liquidity in the capital markets due to investor risk aversion and the unwinding of leveraged positions was exacerbated as large special investment vehicles (SIVs), off balance sheet entities holding a variety of assets and sponsored by commercial banks, dealers, and hedge funds, faced funding problems in the commercial paper market.

In response to this market turbulence, the Federal Reserve sought to inject liquidity into the market by decreasing the fed funds rate (the rate banks charge one another on overnight loans) by 0.50 percentage points in September (and by another 0.25 percentage points following the close of the reporting period).

Q.	What investment strategies or techniques materially impacted the performance of the Fund during the period?

A.	In addition to avoiding CDOs and securities issued by SIVs, the Fund’s portfolio was structured to avoid excessive exposure to sectors or individual names that we believed might be subject to takeover activity. Private equity and hedge funds sought

Interview With Your Portfolio Managers
Francis L. Mustaro and J. Eric Misenheimer

companies with relatively light debt levels and strong cash flows, which could be highly leveraged through widely available and cheap borrowing sources. This often leads to more debt-heavy balance sheets as available cash is used — a disadvantage for a company’s debtholders.

Accordingly, we avoided an overweight in corporate bonds in general. Within the corporate sector, the Fund’s portfolio was diversified away from names we thought might be subject to corporate activity such as special dividends and leveraged buyouts. Within corporates, the Fund was overweighted with the debt of real estate investment trusts (REITs). We find REIT debt more attractive as it tends to have more protective leverage restrictions that would serve to mitigate risk.

In an effort to capture more yield from non-corporate sources, the Fund’s exposure to government agency and high quality non-agency mortgage-related securities — Fannie Mae, Freddie Mac, and Ginnie Mae, in particular — was increased.

The present environment has effectively curtailed the threat of aggressive leveraging of high-grade corporate issuers, as the willingness to make such loans had all but disappeared. Spreads between Treasuries and other securities have widened as low liquidity, major investor risk aversion, and market volatility has driven a major move towards Treasury securities. As asset classes and sectors have widened in spread against Treasuries, our overweight in high quality mortgage-backed securities (MBS) has caused the portfolio to underperform.

Market conditions are very uncertain due to year-end efforts by large banks and broker-dealers to manage balance sheet exposures. These forces, plus increasing concern about future economic growth, will likely further pressure spreads as Treasuries may outperform into the close of the year. We have taken advantage of wider spreads to add to the portfolio’s corporate holdings, although we remain underweight with regard to brokerage and bank names. As opportunities arise, we will likely add to issues and sectors that offer increased value due to wider spreads. Currently, the portfolio’s yield exceeds the benchmark and any moderation in market volatility should have a positive impact on our positions.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Core Fixed Income Fund is co-managed by the Seligman Investment Grade Team, headed by Francis L. Mustaro, and the Seligman High-Yield Team, headed by J. Eric Misenheimer. Messrs. Mustaro and Misenheimer are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying securities in order to seek a high level of current income with a secondary objective of capital appreciation. Team members include Michael Hunt (trader), Paul Langlois, Paul Pertusi, Henry Rose, and Sau Lin Wu (trader).

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Core Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares.

J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2008. Absent such waiver/reimbursement, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges, and returns are calculated accordingly.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, with the 1% CDSC, Class C shares and Class D shares, without CDSC, to $10,000 investments made in the Lehman Brothers U.S. Universal Index since the commencement of operations on October 1, 2001 through September 30, 2007. The performance of Class I and Class R shares, which commenced on later dates, and of Class A, Class B, Class C, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class I and Class R shares will differ from the performance shown for Class A, Class B, Class C, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns
For Periods Ended September 30, 2007

		Average Annual
	Six Months*	One Year	Five Years	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(3.55)%	(0.73)%	1.80%	2.72%	n/a	n/a
Without Sales Charge	1.22	4.21	2.80	3.57	n/a	n/a
Class B
With CDSC†	(4.05)	(1.48)	1.70	2.67	n/a	n/a
Without CDSC	0.90	3.51	2.06	2.81	n/a	n/a
Class C
With 1% CDSC	(0.06)	2.53	n/a	n/a	n/a	n/a
Without CDSC	0.93	3.53	2.05	2.81	n/a	n/a
Class D
With 1% CDSC	(0.22)	2.37	n/a	n/a	n/a	n/a
Without CDSC	0.77	3.37	2.03	2.79	n/a	n/a
Class I	1.26	4.38	3.04	n/a	3.83%	n/a
Class R
With 1% CDSC	0.02	2.91	n/a	n/a	n/a	n/a
Without CDSC	1.01	3.90	n/a	n/a	n/a	2.32%
Benchmarks**
Lehman Brothers U.S. Universal Index	2.11	5.30	4.85	5.34	5.37	4.34
Lipper Intermediate Investment-Grade Debt Funds Average	1.39	4.14	3.87	4.23	4.27	3.36

See footnotes on page 6.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	9/30/07	3/31/07	9/30/06
Class A	$7.01	$7.08	$7.03
Class B	7.01	7.08	7.03
Class C	7.01	7.08	7.03
Class D	7.00	7.08	7.03
Class I	7.00	7.08	7.03
Class R	7.01	7.08	7.04

Dividend Per Share and Yield Information
For Periods Ended September 30, 2007

	DividendsØ	SEC 30-Day YieldØØ
Class A	$0.315	4.40%
Class B	0.263	3.88
Class C	0.264	3.88
Class D	0.263	3.89
Class I	0.332	4.88
Class R	0.299	4.37

Effective Weighted Average Life[1] 7.2 years

Portfolio Composition

	Percent of Total		Ratings# September 30, 2007
	9/30/07	9/30/06	Aaa	63.6%
US Government Securities	11.1%	35.6%	Aa	3.6
Government Agency Securities	5.0	9.4	A	9.5
Government Agency Mortgage-			Baa	14.3
Backed Securities	38.1	12.3	Ba	2.6
Corporate Bonds	32.9	33.7	B	4.8
Collateralized Mortgage Obligations	5.6	3.9	Caa	1.6
Asset-Backed Securities	3.4	2.2	Total	100.0%
Foreign Government and Government Agency Securities	1.3	—
Short-Term Holdings	2.6	2.9
Total	100.0%	100.0%

*	Returns for periods of less than one year are not annualized.
**
The Lehman Brothers U.S. Universal Index (the “Lehman Index”) and the Lipper Intermediate Investment-Grade Debt Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of US dollar-denominated, taxable bonds that are rated either investment-grade or below investment grade. The Lipper Average measures the performance of funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The Lehman Index excludes the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest in an index or average.

†	The CDSC is 5% if you sell your shares within one year, 2% for five years and 1% since inception.
#
Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at September 30, 2007. Holdings and credit ratings are subject to change.

[1]	The average time to principal payments, in years, weighted based on principal.
Ø	Represents per share amount paid or declared for the year ended September 30, 2007.
ØØ
Current yield, representing the annualized yield for the 30-day period ended September 30, 2007, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R
4.13%	3.73%	3.69%	3.77%	4.88%	4.10%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2007 and held for the entire six-month period ended September 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 4/1/07	Annualized Expense Ratio*	Ending Account Value 9/30/07	Expenses Paid During Period** 4/1/07 to 9/30/07	Ending Account Value 9/30/07	Expenses Paid During Period** 4/1/07 to 9/30/07
Class A	$1,000.00	1.25%	$1,012.20	$6.33	$1,018.78	$6.35
Class B	1,000.00	2.00	1,009.00	10.09	1,015.02	10.12
Class C	1,000.00	2.00	1,009.30	10.07	1,015.04	10.10
Class D	1,000.00	2.00	1,007.70	10.07	1,015.04	10.10
Class I	1,000.00	1.00	1,012.60	5.05	1,020.05	5.06
Class R	1,000.00	1.46	1,010.10	7.36	1,017.75	7.38

*	Expenses of Class B, Class C, Class D, and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least January 31, 2008, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. Absent such waiver/expense reimbursement, the expense ratios and expenses paid by a shareholder for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period April 1, 2007 to September 30, 2007, multiplied by the average account value over the period, multiplied by 183/365 (number of days in the period).

Portfolio of Investments
September 30, 2007

	Principal Amount	Value

U.S. Government and Government Agency Securities 55.0%
US Government Securities 11.3%
US Treasury Bonds:
8.125%, 8/15/2021	$360,000	$478,266
4.5%, 2/15/2036	270,000	256,057
4.75%, 2/15/2037	60,000	59,189
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	225,640	220,634
2.375%, 1/15/2017	428,658	431,873
US Treasury Notes:
4.5%, 5/15/2010	250,000	253,223
2%, 4/15/2012	123,181	122,324
4.125%, 8/31/2012	907,000	903,599
4.75%, 8/15/2017	650,000	658,938
Total US Government Securities		3,384,103
Government Agency SecuritiesØ 5.1%
Fannie Mae 5%, 7/9/2018	250,000	242,257
Federal Home Loan Bank:
4.875%, 5/14/2010	275,000	278,118
5.25%, 7/24/2018	525,000	515,142
Freddie Mac:
4.5%, 7/15/2013	210,000	207,831
5.5%, 7/18/2016	160,000	166,302
Tennessee Valley Authority 5.5%, 7/18/2017	120,000	123,897
Total Government Agency Securities		1,533,547
Government Agency Mortgage-Backed Securities††Ø 38.6%
Fannie Mae:
5.5%, 5/25/2014	194,021	194,581
4%, 12/25/2017	1,915,055	1,862,248
5.5%, 11/1/2020	458,849	458,027
4.5%, 12/1/2020	596,707	575,287
5%, 2/1/2035	283,431	271,120
5.45%, 8/25/2035	360,193	359,286
5.5%, 10/1/2035	230,061	225,651
5.349%, 4/1/2036#	233,660	233,311
6.054%, 4/1/2036#	798,741	817,014
5.988%, 8/1/2036#	359,188	363,678
6.075%, 8/1/2036#	469,619	476,150
5.861%, 6/1/2037#	1,127,208	1,136,113
6.5%, 6/1/2037	2,393,751	2,437,806

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value

Freddie Mac Gold:
6.162%, 8/1/2036#	$413,657	$419,168
6.115%, 12/1/2036#	395,092	398,626
5.962%, 4/1/2037#	1,354,339	1,361,917
Total Government Agency Mortgage-Backed Securities		11,589,983
Total US Government and Government Agency Securities (Cost $16,381,593)		16,507,633
Corporate Bonds 33.4%
Aerospace and Defense 1.3%
Embraer Overseas 6.375%, 1/24/2017	150,000	149,250
Hawker Beechcraft†:
8.5%, 4/1/2015	50,000	51,250
8.875%, 4/1/2015	50,000	50,500
9.75%, 4/1/2017	25,000	25,625
L3 Communications 6.125%, 7/15/2013	100,000	98,750
		375,375
Airlines 1.1%
Continental Airlines:
8.75%, 12/1/2011	100,000	96,500
(Series A) 5.983%, 4/19/2022	245,000	237,390
		333,890
Automobiles 1.5%
Daimler Finance North America:
6.053%, 3/13/2009#	231,000	229,562
4.875%, 6/15/2010	165,000	163,230
General Motors 8.375%, 7/15/2033	50,000	44,062
		436,854
Capital Markets 1.6%
Bear Stearns 5.35%, 2/1/2012	125,000	122,647
Eaton Vance 6.5%, 10/2/2017	90,000	89,836
Goldman Sachs Group 5.75%, 10/1/2016	105,000	104,086
Merrill Lynch 6.05%, 8/15/2012	155,000	159,091
		475,660
Chemicals 0.2%
Lyondell Chemical 10.5%, 6/1/2013	50,000	54,000
Commercial Banks 0.5%
ICICI Bank 6.625%, 10/3/2012†	150,000	149,874

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value
Commercial Services and Supplies 0.2%
Cintas No. 2 6.15%, 8/15/2036	$55,000	$54,518
Computers and Peripherals 0.5%
International Business Machines 5.7%, 9/14/2017	100,000	100,713
Seagate Technology 6.375%, 10/1/2011	50,000	49,375
		150,088
Consumer Finance 3.0%
American Express 6.15%, 8/28/2017	75,000	75,826
American General Finance 5.9%, 9/15/2012	380,000	382,392
General Motors Acceptance 6.75%, 12/1/2014	125,000	113,452
Nissan Motor Acceptance 5.625%, 3/14/2011†	315,000	319,653
		891,323
Diversified Financial Services 0.9%
CIT Group Funding 5.764%, 3/12/2009#	130,000	125,011
JPMorgan Chase 5.375%, 10/1/2012	150,000	150,323
		275,334
Diversified Telecommunication Services 0.5%
Citizens Communications 6.625%, 3/15/2015	100,000	98,500
Embarq 7.082%, 6/1/2016	45,000	46,726
		145,226
Electric Utilities 2.6%
Edison Mission Energy 7%, 5/15/2017†	50,000	49,500
Exelon Generation 6.2%, 10/1/2017	120,000	120,318
Florida Power and Light 5.85%, 5/1/2037	60,000	58,249
Indiana Michigan Power 6.05%, 3/15/2037	205,000	196,501
MidAmerican Energy Holdings 6.125%, 4/1/2036	170,000	165,579
Midwest Generation 8.3%, 7/2/2009	34,382	34,984
PacifiCorp 6.25%, 10/15/2037	155,000	154,806
		779,937
Energy Equipment and Services 0.1%
Complete Production Services 8%, 12/15/2016	25,000	24,844
Environmental 0.4%
Allied Waste North America 6.125%, 2/15/2014	125,000	122,031
Food and Staples Retailing 0.3%
Duane Reade 9.75%, 8/1/2011	100,000	96,250

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value
Food Products 1.2%
Corn Products 6%, 4/15/2017	$215,000	$214,608
Del Monte 8.625%, 12/15/2012	50,000	51,000
Pilgrims Pride 8.375%, 5/1/2017	100,000	102,500
		368,108
Health Care Equipment and Supplies 0.3%
Cardinal Health 9.5%, 4/15/2015†	100,000	95,000
Healthcare Facilities and Supplies 0.8%
HCA 9.25%, 11/15/2016†	125,000	133,125
HealthSouth 11.409%, 6/15/2014#	100,000	104,750
		237,875
Household Durables 0.8%
Jarden 7.5%, 5/1/2017	100,000	97,250
Kimberly-Clark 6.125%, 8/1/2017	150,000	154,789
		252,039
Insurance 1.2%
Chubb 6%, 5/11/2037	80,000	76,637
Hartford Financial Services Group 5.375%, 3/15/2017	65,000	62,923
Prudential Financial 6.1%, 6/15/2017	220,000	222,096
		361,656
Machinery 0.3%
American Railcar Industries 7.5%, 3/1/2014	100,000	100,000
Media 1.6%
Charter Communications Holdings I 13.5%, 1/15/2014	100,000	98,500
Walt Disney 6%, 7/17/2017	115,000	117,940
Time Warner:
5.40%, 7/2/2012†	150,000	148,308
6.5%, 11/15/2036	115,000	111,303
		476,051
Miscellaneous 0.5%
Trains HY-1-2006 7.14%, 5/1/2016†	160,000	157,049
Multi-Utilities 0.7%
Dominion Resources 5.6%, 11/15/2016	205,000	199,235
Multiline Retail 1.1%
J.C. Penney 6.375%, 10/15/2036	220,000	206,503
Target 5.375%, 5/1/2017	140,000	134,525
		341,028

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value
Office Electronics 1.1%
Xerox:
5.5%, 5/15/2012	$220,000	$218,116
7.625%, 6/15/2013	110,000	114,315
		332,431
Oil, Gas and Consumable Fuels 4.0%
Amerada Hess 7.125%, 3/15/2033	90,000	97,245
Canadian National Resources 6.5%, 2/15/2037	145,000	145,118
Chesapeake Energy 6.5%, 8/15/2017	150,000	146,625
Enterprise Products Operating L.P. 6.3%, 9/15/2017	115,000	115,368
Marathon Oil 6.6%, 10/1/2037	125,000	128,228
OPTI Canada 7.875%, 12/15/2014†	50,000	50,250
Pemex Project Funding 8%,* 11/15/2011	180,000	197,280
Plains Exploration Production 7.75%, 6/15/2015	50,000	49,250
Ras Laffan Liquefied Natural Gas 5.298%, 9/30/2020†	250,000	239,087
W & T Offshore 8.25%, 6/15/2014†	25,000	24,188
		1,192,639
Paper and Forest Products 0.4%
Georgia-Pacific 8.875%, 5/15/2031	125,000	125,938
Personal Products 0.2%
Playtex 8%, 3/1/2011	50,000	52,625
Pharmaceuticals 0.3%
Wyeth 5.95%, 4/1/2037	110,000	106,513
Publishing 0.0%
R.H. Donnelley 10.875%, 12/15/2012	2,000	2,130
Real Estate Investment Trusts 2.1%
Health Care Properties 6%, 1/30/2017	190,000	181,769
Hospitality Properties Trust 6.7%, 1/15/2018	120,000	119,522
iStar Financial 5.5%, 6/15/2012	140,000	130,812
Prologis Trust 5.625%, 11/15/2016	205,000	194,657
		626,760
Semiconductors and Semiconductor Equipment 0.4%
Freescale Semiconductor 10.125%, 12/15/2016	125,000	116,875
Specialty Retail 0.1%
Asbury Automotive Group 7.625%, 3/15/2017†	25,000	23,125
Thrifts and Mortgage Finance 0.9%
Countrywide Financial 5.8%, 6/7/2012	150,000	140,733
MGIC Investment 5.625%, 9/15/2011	145,000	140,965
		281,698

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value
Tobacco 0.4%
Reynolds American 7.625%, 6/1/2016	$125,000	$133,713
Wireless Communication Services 0.3%
Verizon Communications 5.5%, 4/1/2017	80,000	78,529
Total Corporate Bonds (Cost $10,089,577)		10,026,221
Collateralized Mortgage Obligations†† 5.7%
Bank of America Mortgage Securities 5.658%, 7/25/2034#	128,734	129,446
Bear Stearns Alternate Trust 4.784%, 4/25/2035	150,780	149,272
GSR Mortgage Loan Trust 5.321%, 7/25/2035#	344,720	339,605
Homestar Mortgage Acceptance 5.451%, 3/25/2034#	163,044	162,428
Indymac Index Mortgage Loan Trust 6.183%, 3/25/2036#	525,925	536,212
Wells Fargo 4.732%, 7/25/2034#	404,799	396,972
Total Collateralized Mortgage Obligations (Cost $1,792,970)		1,713,935
Asset-Backed Securities†† 3.4%
Centex Home Equity 7.181%, 12/25/2032#	334,213	232,541
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032	145,956	143,151
GSAA Home Equity Trust 5.344%, 9/25/2035	100,000	96,746
Irwin Home Equity 5.511%, 2/25/2034#	115,218	113,705
Structured Asset Securities 4.04%,* 6/25/2033	448,129	438,881
Total Asset-Backed Securities (Cost $1,025,920)		1,025,024
Foreign Government and Government Agency Securities 1.3%
Corporacion Andina de Fomento 5.75%, 1/12/2017	190,000	186,718
Emirate of Abu Dhabi 5.5%, 8/2/2012†	200,000	202,630
Total Foreign Government and Government Agency Securities (Cost $388,945)		389,348
Short-Term Holdings 2.6%
Repurchase Agreement 2.1%
Fixed Income Clearing Corporation 4.45%, dated 9/28/07, maturing 10/1/07, in the amount of $638,237, collateralized by: $685,000 Fannie Mae 5.55%, 7/10/2028, with a fair market value of $661,025	638,000	638,000

See footnotes on page 14.

Portfolio of Investments
September 30, 2007

	Principal Amount	Value
Corporate Bonds 0.5%
Residential Capital 6.224%, 6/9/2008#	$150,000	$138,187
Government Agency Mortgage-Backed Securities††Ø 0.0%
Fannie Mae 7%, 7/1/2008	4,193	4,226
Total Short-Term Holdings (Cost $778,232)		780,413
Total Investments (Cost $30,457,237) 101.4%		30,442,574
Other Assets Less Liabilities (1.4)%		(421,833)
Net Assets 100.0%		$30,020,741

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed, collateralized mortgage obligations and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

Ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at September 30, 2007.
*	Current rate of step bonds.
Industry classifications have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 2007

Assets:
Investments, at value:
US Government and government agency securities (Cost $16,381,593)	$16,507,633
Corporate bonds (Cost $10,089,577)	10,026,221
Collateralized mortgage obligations (Cost $1,792,970)	1,713,935
Asset-backed securities (Cost $1,025,920)	1,025,024
Foreign Government and government agency securities (Cost $388,945)	389,348
Short-term holdings (Cost $778,232)	780,413
Total investments (Cost $30,457,237)	30,442,574
Interest receivable	286,323
Receivable for securities sold	134,870
Receivable for Capital Stock sold	34,498
Paydown receivable	24,895
Receivable from the Manager (Note 3)	2,969
Expenses prepaid to shareholder service agent	1,094
Other	35,463
Total Assets	30,962,686

Liabilities:
Payable for securities purchased	781,006
Dividends payable	48,367
Payable for Capital Stock repurchased	41,228
Management fee payable	12,220
Distribution and service (12b-1) fees payable	6,777
Bank overdraft	1,332
Accrued expenses and other	51,015
Total Liabilities	941,945
Net Assets	$30,020,741

Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 4,285,137 shares outstanding):
Class A	$2,051
Class B	229
Class C	162
Class D	161
Class I	1,678
Class R	4
Additional paid-in capital	31,106,080
Dividends in excess of net investment income	(10,286)
Accumulated net realized loss	(1,064,675)
Net unrealized depreciation of investments	(14,663)
Net Assets	$30,020,741

Net Asset Value Per Share:
Class A ($14,371,839 ÷ 2,051,160 shares)	$7.01
Class B ($1,601,732 ÷ 228,599 shares)	$7.01
Class C ($1,136,352 ÷ 162,148 shares)	$7.01
Class D ($1,129,134 ÷ 161,209 shares)	$7.00
Class I ($11,753,992 ÷ 1,678,070 shares)	$7.00
Class R ($27,692 ÷ 3,951 shares)	$7.01

See Notes to Financial Statements.

Statement of Operations
For the Year Ended September 30, 2007

Investment Income:
Interest	$1,646,769
Expenses:
Management fee	143,267
Registration	102,837
Distribution and service (12b-1) fees	77,625
Shareholder account services	76,819
Auditing and legal fees	50,701
Custody and related services	30,655
Shareholder reports and communications	11,179
Directors’ fees and expenses	6,351
Miscellaneous	6,227
Total Expenses Before Reimbursement	505,661
Reimbursement of expenses (Note 3)	(141,505)
Total Expenses After Reimbursement	364,156
Net Investment Income	1,282,613
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	312,294
Net change in unrealized appreciation of investments	(409,890)
Net Loss on Investments	(97,596)
Increase in Net Assets from Operations	$1,185,017

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Operations:
Net investment income	$1,282,613	$1,084,477
Net realized gain (loss) on investments	312,294	(1,031,505)
Net change in unrealized appreciation/depreciation of investments	(409,890)	583,874
Increase in Net Assets from Operations	1,185,017	636,846
Distributions to Shareholders:
Dividends from net investment income:
Class A	(644,990)	(580,247)
Class B	(62,926)	(75,775)
Class C	(45,565)	(41,912)
Class D	(47,260)	(37,200)
Class I	(474,861)	(349,263)
Class R	(1,129)	(80)
Total	(1,276,731)	(1,084,477)
Dividends in excess of net investment income:
Class A	—	(12,500)
Class B	—	(2,042)
Class C	—	(1,121)
Class D	—	(991)
Class I	—	(7,065)
Class R	—	(2)
Total	—	(23,721)
Decrease in Net Assets from Distributions	(1,276,731)	(1,108,198)
Capital Share Transactions:
Net proceeds from sales of shares	4,372,295	3,818,830
Investment of dividends	1,121,538	975,248
Exchanged from associated funds	2,765,380	3,172,880
Total	8,259,213	7,966,958
Cost of shares repurchased	(3,906,657)	(4,355,200)
Exchanged into associated funds	(4,011,797)	(1,008,069)
Total	(7,918,454)	(5,363,269)
Increase in Net Assets from Capital Share Transactions	340,759	2,603,689
Increase in Net Assets	249,045	2,132,337
Net Assets:
Beginning of year	29,771,696	27,639,359
End of Year (net of dividends in excess of net investment income of $10,286 and $6,193, respectively)	$30,020,741	$29,771,696

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Core Fixed Income Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as

Notes to Financial Statements

coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

c.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2007, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

g.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

Notes to Financial Statements

h.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. Through at least January 31, 2008, the Manager has contractually undertaken to waive its fees and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. For the year ended September 30, 2007, the amount of expenses reimbursed by the Manager to the Fund was $141,505. At September 30, 2007, the Manager owed the Fund $2,969 relating to the reimbursement.

For the year ended September 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $329 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $841 and $133 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2007, fees incurred under the Plan aggregated $35,867 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended September 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.46% per annum of the average daily net assets of Class R shares, amounted to $16,841, $12,162, $12,634 and $121, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended September 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $1,067.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended September 30, 2007, such charges amounted to $1,627. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

Notes to Financial Statements

For the year ended September 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $76,819 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of September 30, 2007, the Fund’s potential obligation under the Guaranties is $34,300. As of September 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at September 30, 2007, of $533 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of participating banks. For the year ended September 30, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term holdings, for the year ended September 30, 2007, amounted to $60,703,877 and $64,143,823, respectively; purchases and sales of US Government and Government agency securities were $75,735,262 and $70,275,014, respectively.

Notes to Financial Statements

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At September 30, 2007, the cost of investments for federal income tax purposes was $30,476,053. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $7,376 and the amortization of premiums of $11,440 for financial reporting purposes.

The tax basis components of accumulated losses at September 30, 2007 are as follows:

Gross unrealized appreciation of portfolio securities	$244,527
Gross unrealized depreciation of portfolio securities	(278,006)
Net unrealized depreciation of portfolio securities	(33,479)
Undistributed ordinary income	50,056
Capital loss carryforwards	(1,044,905)
Timing difference (post-October losses)	(12,395)
Total accumulated losses	$(1,040,723)

The tax characterization of distributions paid is as follows:

	Year Ended September 30,
	2007	2006
Ordinary income	$1,276,731	$1,108,198

At September 30, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $1,044,905, which are available for offset against future taxable net capital gains, with $33,578 expiring in 2012, $104,220 expiring in 2013, $390,498 expiring in 2014, and $516,609 expiring in 2015. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until future net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, from November 1, 2006 through September 30, 2007, the Fund incurred $12,395 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in fiscal year ending September 30, 2008. These losses will be available to offset future taxable net gains.

Notes to Financial Statements

7.	Transactions in Capital Stock — At September 30, 2007, the Fund had authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended September 30,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	143,798	$1,011,952	169,345	$1,187,790
Investment of dividends	76,800	539,233	71,107	496,950
Exchanged from associated funds	235,996	1,664,461	234,398	1,643,833
Converted from Class B*	47,696	335,139	91,083	636,147
Total	504,290	3,550,785	565,933	3,964,720
Cost of shares repurchased	(180,449)	(1,266,130)	(254,308)	(1,779,557)
Exchanged into associated funds	(500,449)	(3,537,578)	(81,180)	(569,798)
Total	(680,898)	(4,803,708)	(335,488)	(2,349,355)
Increase (decrease)	(176,608)	$(1,252,923)	230,445	$1,615,365

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	14,625	$102,426	5,629	$39,378
Investment of dividends	6,098	42,809	8,132	56,979
Exchanged from associated funds	117,975	834,385	97,068	679,813
Total	138,698	979,620	110,829	776,170
Cost of shares repurchased	(100,689)	(706,084)	(152,304)	(1,066,984)
Exchanged into associated funds	(29,819)	(209,081)	(34,146)	(239,981)
Converted to Class A*	(47,675)	(334,988)	(91,034)	(635,803)
Total	(178,183)	(1,250,153)	(277,484)	(1,942,768)
Decrease	(39,485)	$(270,533)	(166,655)	$(1,166,598)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	3,515	$24,780	6,590	$46,067
Investment of dividends	5,933	41,673	5,240	36,629
Exchanged from associated funds	8,764	61,502	41,978	290,065
Total	18,212	127,955	53,808	372,761
Cost of shares repurchased	(46,364)	(327,530)	(47,382)	(332,944)
Exchanged into associated funds	(12,963)	(90,632)	(14,039)	(98,663)
Total	(59,327)	(418,162)	(61,421)	(431,607)
Decrease	(41,115)	$(290,207)	(7,613)	$(58,846)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	57,704	$406,240	43,497	$302,952
Investment of dividends	5,678	39,852	4,927	34,424
Exchanged from associated funds	29,113	205,032	76,573	535,485
Total	92,495	651,124	124,997	872,861
Cost of shares repurchased	(119,723)	(842,155)	(57,652)	(404,079)
Exchanged into associated funds	(24,884)	(174,506)	(14,156)	(99,627)
Total	(144,607)	(1,016,661)	(71,808)	(503,706)
Increase (decrease)	(52,112)	$(365,537)	53,189	$369,155

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the converted from Class B amount.

Notes to Financial Statements

	Year Ended September 30,
	2007		2006
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	403,017	$2,825,090	319,336	$2,242,149
Investment of dividends	65,112	456,859	50,141	350,209
Total	468,129	3,281,949	369,477	2,592,358
Cost of shares repurchased	(108,640)	(764,496)	(111,395)	(771,486)
Increase	359,489	$2,517,453	258,082	$1,820,872

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	235	$1,656	21	$150
Investment of dividends	158	1,112	8	57
Exchanged from associated funds	—	—	3,369	23,684
Total	393	2,768	3,398	23,891
Cost of shares repurchased	(37)	(262)	(21)	(150)
Total	—	—	(21)	(150)
Increase	356	$2,506	3,377	$23,741

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman open-end registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three Seligman Funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Core Fixed Income Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor. The Manager believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by

Notes to Financial Statements

the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. The Manager believes that, although the Court announced on September 26, 2007 that it would abstain, on procedural grounds, from deciding the issue, the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager, the Distributor and Seligman Data Corp. (collectively “Seligman”) permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman mutual funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing investment advisory and other services, including serving as an investment adviser for the Seligman Funds and other registered investment companies and acting as principal underwriter for the Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide investment advisory and other services. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds and such other investment companies or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its financial statements in its semi-annual report for the six months ending March 31, 2008. The Fund is currently evaluating the impact of the adoption of FIN 48 and, based on progress to date, does not believe it will have a material impact on its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges, and are not annualized for periods of less than one year.

CLASS A
	Year Ended September 30,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.32	0.27	0.20	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.02)	(0.11)	(0.12)	(0.06)	0.17
Total from Investment Operations	0.30	0.16	0.08	0.11	0.35
Less Distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.20)	(0.17)	(0.18)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	(0.09)	(0.06)
Total Distributions	(0.32)	(0.28)	(0.22)	(0.30)	(0.28)
Net Asset Value, End of Year	$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	4.21%	2.31%	1.06%	1.52%	4.94%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$14,372	$15,663	$14,288	$17,008	$15,055
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	4.49%	3.90%	2.76%	2.29%	2.46%
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.00%	2.03%	2.20%	2.27%	2.50%
Ratio of net investment income to average net assets	3.74%	3.12%	1.81%	1.27%	1.21%

See footnotes on page 31.

Financial Highlights

CLASS B
	Year Ended September 30,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.02)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.24	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	(0.09)	(0.06)
Total Distributions	(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Year	$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	3.51%	1.57%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,602	$1,885	$3,110	$4,223	$4,441
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 31.

Financial Highlights

CLASS C
	Year Ended September 30,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.02)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.24	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	(0.09)	(0.06)
Total Distributions	(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Year	$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	3.53%	1.55%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,136	$1,429	$1,509	$1,665	$1,862
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 31.

Financial Highlights

CLASS D
	Year Ended September 30,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.03)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.23	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	(0.09)	(0.06)
Total Distributions	(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Year	$7.00	$7.03	$7.15	$7.29	$7.48

Total Return	3.37%	1.57%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,129	$1,499	$1,145	$2,221	$2,149
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 31.

Financial Highlights

CLASS I
	Year Ended September 30,
	2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Year	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.33	0.29	0.21	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.03)	(0.11)	(0.12)	(0.06)	0.17
Total from Investment Operations	0.30	0.18	0.09	0.12	0.37
Less Distributions:
Dividends from net investment income	(0.33)	(0.29)	(0.21)	(0.18)	(0.20)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	(0.09)	(0.06)
Total Distributions	(0.33)	(0.30)	(0.23)	(0.31)	(0.30)
Net Asset Value, End of Year	$7.00	$7.03	$7.15	$7.29	$7.48

Total Return	4.38%	2.56%	1.30%	1.76%	5.26%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$11,754	$9,270	$7,586	$5,740	$3,715
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	0.98%	1.00%
Ratio of net investment income to average net assets	4.74%	4.15%	3.01%	2.56%	2.71%
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	1.03%	1.09%	1.12%		1.08%
Ratio of net investment income to average net assets	4.71%	4.06%	2.89%		2.63%

See footnotes on page 31.

Financial Highlights

CLASS R
	Year Ended September 30,
	2007	2006	2005	2004	4/30/03** to 9/30/03

Per Share Data:
Net Asset Value, Beginning of Period	$7.04	$7.15	$7.29	$7.48	$7.42
Income (Loss) from Investment Operations:
Net investment income	0.30	0.26	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	(0.03)	(0.11)	(0.12)	(0.06)	0.09
Total from Investment Operations	0.27	0.15	0.06	0.09	0.15
Less Distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.18)	(0.15)	(0.06)
Dividends in excess of net investment income	—	Ø	(0.02)	(0.04)	(0.03)
Distributions from net realized capital gain	—	—	—	(0.09)	—
Total Distributions	(0.30)	(0.26)	(0.20)	(0.28)	(0.09)
Net Asset Value, End of Period	$7.01	$7.04	$7.15	$7.29	$7.48

Total Return	3.90%	2.20%	0.88%	1.31%	1.98%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$28	$25	$2	$2	$2
Ratio of expenses to average net assets	1.46%	1.50%	1.50%	1.50%	1.50%	*
Ratio of net investment income to average net assets	4.28%	3.65%	2.51%	2.04%	1.94%	*
Portfolio turnover rate	462.47%	795.65%	444.20%	249.13%	508.53%	††
Without expense reimbursement:†
Ratio of expenses to average net assets	2.21%	2.28%	2.45%	2.52%	1.69%	*
Ratio of net investment income to average net assets	3.53%	2.87%	1.56%	1.02%	1.75%	*

*	Annualized.

**	Commencement of offering of shares.

†	Since the Fund’s inception, the Manager has contractually undertaken to waive its management fee and/or to reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2008.

††	For the year ended September 30, 2003.

Ø	Less than + or – $0.005.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Core Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Core Fixed Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Core Fixed Income Fund, Inc., as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 26, 2007

Directors and Officers
 Information pertaining to the Directors and Officers of Seligman Core Fixed Income Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: August 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 36.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 36.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris* (69) • Director and Chairman of the Board: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (55) • Director, President, and Chief Executive Officer: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
J. Eric Misenheimer (44) • Vice President and Co-Portfolio Manager: 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High Income Fund Series and Portfolio Manager of its High-Yield Fund; Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

Francis L. Mustaro (57) • Vice President and Portfolio Manager: 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund; Vice President and Portfolio Manager of Seligman Core Fixed Income Fund; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

See footnotes on page 36.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (49) • Vice President: 2001 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President and Treasurer: 2001 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 2001 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

ITEM 2.	CODE OF ETHICS.

As of September 30, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$25,530	$24,310
Audit-Related Fees	–	–
Tax Fees	2,650	2,500
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$129,300
Tax Fees	9,000	12,990
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $153,090 and $144,790, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CORE FIXED INCOME FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 7, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 7, 2007

SELIGMAN CORE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.